SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 4, 2004

RESOLUTION PERFORMANCE PRODUCTS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-57170	76-0607613

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RPP CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-57170-01	76-0660306

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Smith Street, Suite 2400
Houston, Texas 77002
(Address of principal executive
offices including Zip Code)

(888) 949-2502
(Registrant’s telephone number,
including area code)

N.A.
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2004, the Registrants issued a press release announcing earning results for the quarter ended September 30, 2004, which is furnished herewith as Exhibit 99.1. A reconciliation of non-GAAP measures to GAAP financials measures is included in the press release.

Item 9.01 Financial Statements and Exhibits.

     (b) Exhibits

Exhibit No.	Document
99.1	Press Release dated November 4, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE PRODUCTS LLC (Registrant)
Dated: November 4, 2004	By:	/s/ David S. Graziosi
Title: Executive Vice President
and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION (Registrant)
Dated: November 4, 2004	By:	/s/ David S. Graziosi
Title: Executive Vice President
and Chief Financial Officer

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Exhibit Index

Exhibit No.	Document
99.1	Press Release dated November 4, 2004.